Proprietary © Gentherm 2023 2023 Third Quarter Results October 26, 2023 Exhibit 99.2

Use of Non-GAAP Financial Measures* In addition to the results reported herein in accordance with GAAP, the Company has provided here or may discuss on the related conference call Adjusted Operating Expense, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EPS, Free Cash Flow, Net Debt, organic revenue, revenue excluding acquired businesses and foreign currency translation, revenue excluding foreign currency translation, pro forma product revenues, pro forma Adjusted EBITDA, pro forma Adjusted EBITDA margin and Adjusted Effective Tax Rate, each a non-GAAP financial measure. Starting in 2023, the Company is excluding the impact of non-cash stock-based compensation from its definition of Adjusted EBITDA and Adjusted EBITDA margin. References to Adjusted EBITDA and Adjusted EBITDA margin for prior periods have been recast to exclude the impact of non-cash stock-based compensation. See the Company’s earnings release dated October 26, 2023, for the definitions of each non-GAAP financial measure, information regarding why the Company utilizes such non-GAAP measures as supplemental measures of performance or liquidity, and their limitations, and for certain reconciliations of GAAP to non-GAAP historical financial measures. * See Appendix for certain reconciliations of GAAP to non-GAAP historical financial measures. Proprietary © Gentherm 2023

Forward-Looking Statement Proprietary © Gentherm 2023 Except for historical information contained herein, statements in this presentation are forward-looking statements that are made by Gentherm Incorporated (the “Company”) pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements that address future operating, financial or business performance or strategies or expectations are forward-looking statements. The forward-looking statements included in this presentation are made as of the date hereof or as of the date specified herein and are based on management's reasonable expectations and beliefs. In making these statements we rely on assumptions and analysis based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we consider appropriate under the circumstances. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its strategies or expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. The forward-looking statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause actual results or performance to differ materially from that expressed or implied by such statements. For a discussion of these risks and uncertainties and other factors, please see the Company’s most recent Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission, including “Risk Factors.” In addition, the business outlook discussed in this presentation does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s future business and financial results.

Automotive Highlights

16

Vehicle launches with 8 OEMs

Multiple CCS® Launches
BMW 5 series, Chevrolet Equinox EV, Great Wall Mecha Dragon, Hongqi eH5, Xpeng G9 EV

ClimateSense® won the 2023 Automotive D.R.I.V.E Honours for reducing emissions



Great Wall Mecha Dragon


HUM3D

Hongqi eH5



Xpeng G9 EV


M YH 2739 E

BMW 5 Series



Chevrolet Equinox EV

Record quarterly revenues for Climate Control Seat and Steering Wheel Heaters

Proprietary © Gentherm 2023 4

New Automotive Business Awards $520M in awards in 3Q; a 3Q record Steering Wheel Heater awards across 8 OEMs including hands-on-detection enabled heater award with Audi, BMW, General Motors, Honda, Hongqi and Volvo 10 Multiple CCS® Awards from: Ford | General Motors | HKMC | Li Auto Mazda | Stellantis | Volkswagen Proprietary © Gentherm 2023 5 First combined thermal and pneumatic massage award from Li Auto in October First multi function ECU award with General Motors Accelerating demand for thermal comfort, and massage and lumbar solutions setting new annual record for Automotive Business Awards with more than two months left in the year

Medical Highlights Leveraging partnerships for revenue growth while focusing on improving returns Proprietary © Gentherm 2023 6 10% Revenue up 10 percent year over year 20 new major hospital customers added in China Awarded contract extensions with Premier and Vizient, two of the largest Group Purchasing Organizations in the U.S.

(Dollars in thousands, except per share data) 2023 2022 Pro forma 2022 (1) 2023 2022 Pro forma 2022 (1) Product Revenues $ 366,195 $ 332,962 $ 352,877 $ 1,102,143 $ 861,334 $ 1,004,974   Automotive 354,782 322,555 342,470 1,069,007 829,570 973,210   Medical 11,413 10,407 33,136 31,764 Gross Margin 86,210 80,352 255,328 203,842 Gross Margin % 23.5% 24.1% 23.2% 23.7 % Operating Expenses 62,469 57,531 209,592 159,095 Operating Income 23,741 22,821 45,736 44,747 Adjusted EBITDA 47,674 41,609 42,212 131,562 96,213 98,638 Adjusted EBITDA Margin 13.0% 12.5% 12.0% 11.9% 11.2% 9.8 % Diluted EPS - As Adjusted $0.64 $0.70 $1.71 $1.36 Select Income Statement Data Nine Months Ended September 30 Three Months Ended September 30 (1) Pro forma amounts include the results of Alfmeier as if the acquisition had occurred as of January 1, 2022. Proprietary © Gentherm 2023 7

Select Balance Sheet Data September 30, 2023 June 30, 2023 December 31, 2022 December 31, 2022 December 31, 2022 Cash and Cash Equivalents $ 154,354 $ 153,891 Total Assets  1,225,597 1,239,300 Debt 207,922 235,096    Current 620 2,443    Non-Current 207,302 232,653 Revolving LOC Availability 293,000 264,904 Total Liquidity 447,354 418,795 Proprietary © Gentherm 2023 8 (Dollars in thousands)

GENTHERM

2023 Guidance

	2022 A	2022 Pro forma[4]	Prior 2023 E	2023 E
Product Revenue [1][2]	$1.2B	$1.3B	$1.45B - $1.55B	$1.45B - $1.47B
Adjusted EBITDA Margin [1][2][3]	11.4%	10.4%	11.5% – 13.5%	11.5% – 12.5%
Adjusted Effective Tax Rate [5]	36%		28% - 32%	28% - 32%
Capital Expenditures	$40M	$46M	$60M - $70M	$40M - $50M

(1) Based on the current forecast of customer orders, inflation and pricing recovery, and a EUR to USD exchange rate of $1.05/Euro.

(2) Assumes OEM plants impacted by the UAW strike as of October 25th will remain idled through the end of November.

(3) Starting in 2023, the company is excluding the impact of non-cash stock-based compensation in its calculation of Adjusted EBITDA Margin.

(4) Pro forma amounts include the results of Alfmeier as if the acquisition had occurred as of January 1, 2022. Unaudited pro forma information is provided for illustrative purposes only and should be read in conjunction with the consolidated financial statements to better facilitate the assessment and measurement of the Company's operating performance. Such information is not, and should not be assumed to be, an indication of the actual results of the combined company that would have been achieved or may be achieved in the future.

(5) Regarding 2023 guidance, excluding the impact of non-cash goodwill impairment on earnings before income tax of $19.5 million, which includes the associated deferred tax effect, and income tax benefit of $2.4 million.

❖ Due to the inherent difficulty of forecasting the timing and amount of certain items that would impact net income margin, such as foreign currency gains and losses, we are unable to reasonably estimate net income margin, the GAAP financial measure most directly comparable to Adjusted EBITDA margin. Accordingly, we are unable to provide a reconciliation of Adjusted EBITDA margin to net income margin with respect to the guidance provided.

Proprietary © Gentherm 2023 9

Appendix Proprietary © Gentherm 2023

Proprietary © Gentherm 2023 11 Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin (Dollars in thousands) 2023 2022 2023 2022 Net Income $ 15,844 $ 9,827 $ 22,256 $ 28,646 Add Back:      Income Tax Expense  6,908 5,784 15,478 13,998      Interest Expense (Income), net 3,368 (714) 9,444 1,285      Depreciation and Amortization  12,516 11,774 38,354 30,259 Adjustments:      Restructuring Expenses  1,099 6 3,412 561      Unrealized Currency (Gain) Loss  (898) 5,308 4,227 (1,032)      Acquisition and Integration Expenses 1,618 11,349 4,730 18,357      Non-Automotive Electronics Inventory Charge 3,426 – 5,489 –      Impairment of Goodwill – – 19,509 –     Non-Cash Stock-Based Compensation 3,421 (1,568) 8,592 4,622 Other 372 (157) 71 (483) Adjusted EBITDA  $ 47,674 $ 41,609 $ 131,562 $ 96,213 Product Revenues $ 366,195 $ 332,962 $ 1,102,143 $ 861,334 Net Income Margin 4.3% 3.0% 2.0% 3.3 % Adjusted EBITDA Margin 13.0% 12.5% 11.9% 11.2 % Nine Months Ended September 30 Three Months Ended September 30

Proprietary © Gentherm 2023 12 Reconciliation of Adjusted EPS 2023 2022 2023 2022 Diluted EPS - As Reported $ 0.48 $ 0.29 $ 0.67 $ 0.86 Acquisition and Integration Expenses 0.05 0.34 0.14 0.55 Non-Cash Purchase Accounting Impacts 0.05 0.08 0.17 0.19 Unrealized Currency (Gain) Loss  (0.03) 0.16 0.13 (0.03) Restructuring Expenses 0.03 0.00 0.10 0.02 Non-Automotive Electronics Inventory Charge 0.10 – 0.16 – Impairment of Goodwill – – 0.59 – Other 0.01 (0.00) 0.00 (0.01) Tax Effect of Above (0.05) (0.17) (0.26) (0.21) Rounding – – 0.01 (0.01) Diluted EPS - As Adjusted $  0.64 $ 0.70 $  1.71 $ 1.36 Three Months Ended September 30 Nine Months Ended September 30